                                                                 EXHIBIT (10)(d)

            SERVICE REQUEST



                   PLATINUM
---------------------------
      INVESTOR/SM/ SURVIVOR
---------------------------
      AMERICAN GENERAL LIFE

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PLATINUM INVESTOR SURVIVOR II--FIXED OPTION                     MFS Variable Insurance Trust
                                                                ----------------------------
 . Division 18 - AGL Declared Fixed Interest Account
                                                                . Division 165 - MFS Capital Opportunities
PLATINUM INVESTOR SURVIVOR II--VARIABLE DIVISIONS
                                                                . Division 141 - MFS Emerging Growth
AIM Variable Insurance Funds
----------------------------                                    . Division 166 - MFS New Discovery

 . Division 130 - AIM V.I. International Equity                  . Division 164 - MFS Research

 . Division 131 - AIM V.I. Value                                 Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
American Century Variable Portfolios. Inc.
------------------------------------------                      . Division 167 - Mid-Cap Growth

 . Division 153 - VP Value                                       PIMCO Variable Insurance Trust
                                                                ------------------------------
Ayco Series Trust
-----------------                                               . Division 169 - PIMCO Real Return Bond

 . Division 154 - Ayco Growth                                    . Division 168 - PIMCO Short-Term Bond

Credit Suisse Warburg Pincus Trust                              . Division 170 - PIMCO Total Return Bond
----------------------------------
                                                                Putnam Variable Trust
 . Division 173 - Small Company Growth                           ---------------------

Dreyfus Investment Portfolios                                   . Division 144 - Putnam VT Diversified Income
-----------------------------
                                                                . Division 145 - Putnam VT Growth and Income
 . Division 155 - MidCap Stock
                                                                . Division 146 - Putnam VT Int'l Growth and Income
Dreyfus Variable Investment Fund
--------------------------------                                SAFECO Resource Series Trust
                                                                ----------------------------
 . Division 139 - Quality Bond
                                                                . Division 147 - Equity
 . Division 140 - Small Cap
                                                                . Division 148 - Growth Opportunities
Fidelity Variable Insurance Products Fund
-----------------------------------------                       The Universal Institutional Funds, Inc.
                                                                ---------------------------------------
 . Division 159 - VIP Asset Manager
                                                                . Division 142 - Equity Growth
 . Division 158 - VIP Contrafund
                                                                . Division 143 - High Yield
 . Division 157 - VIP Equity-Income
                                                                VALIC Company I
 . Division 156 - VIP Growth                                     ---------------

Franklin Templeton Variable Insurance Products Trust            . Division 132 - International Equities
----------------------------------------------------
                                                                . Division 133 - Mid Cap Index
 . Division 174 - Franklin U.S. Government
                                                                . Division 134 - Money Market I
 . Division 175 - Mutual Shares Securities
                                                                . Division 136 - Nasdaq-100 Index
 . Division 176 - Templeton International Securities
                                                                . Division 137 - Science & Technology
Janus Aspen Series
------------------                                              . Division 138 - Small Cap Index

 . Division 162 - Aggressive Growth                              . Division 135 - Stock Index

 . Division 160 - International Growth                           Vanguard Variable Insurance Fund
                                                                -------------------------------
 . Division 161 - Worldwide Growth
                                                                . Division 171 - High Yield Bond
J.P. Morgan Series Trust II
---------------------------                                     . Division 172 - REIT Index

 . Division 163 - J.P. Morgan Small Company                      Van Kampen Life Investment Trust
                                                                --------------------------------

                                                                . Division 149 - Strategic Stock

AGLC0463 REV 1101

 Complete and return this request to:        American General Life Insurance Company ("AGL")                AMERICAN
  Variable Universal Life Operations              Member American General Financial Group                       GENERAL
 PO Box 4880 Houston, TX 77210-4880                         Houston, Texas                                      FINANCIAL GROUP
  (888) 325-9315 or (713) 831-3443
        Fax: (877) 445-3098
Hearing Impaired/TDD: (888) 436-5258           VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________ CONTINGENT INSURED:__________________________________
       IDENTIFICATION             |                                            CONTINGENT INSURED: _________________________________
    COMPLETE THIS SECTION FOR     | ADDRESS:________________________________________________________________ New Address (yes) (no)
        ALL REQUESTS.             | Primary Owner (if other than an insured):_______________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No. or Tax I.D. No.______________ Phone Number:(   )_____-________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Contingent Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,| __________________________________________________    __________________________________________
 Owner, Payor or Beneficiary has  |
changed. (Please note, this does  | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
   not change the Contingent      |
    Insureds, Owner, Payor or     |
    Beneficiary designation)      |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION                 PREM % DED % INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | (18) AGL DECLARED FIXED INTEREST                 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
       PERCENTAGES                |      ACCOUNT                        _____ _____  (167) Mid-Cap Growth               _____ _____
  Use this section to indicate    | AIM VARIABLE INSURANCE FUNDS
     how premiums or monthly      | (130) AIM V.I. International Equity _____ _____  PIMCO VARIABLE INSURANCE TRUST
 deductions are to be allocated.  | (131) AIM V.I. Value                _____ _____  (169) PIMCO Real Return Bond       _____ _____
 Total allocation in each column  |                                                  (168) PIMCO Short-Term Bond        _____ _____
     must equal 100%; whole       | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.       (170) PIMCO Total Return Bond      _____ _____
         numbers only.            | (153) VP Value                      _____ _____
                                  |                                                  PUTNAM VARIABLE TRUST
                                  | AYCO SERIES TRUST                                (144) Putnam VT Diversified Income _____ _____
                                  | (154) Ayco Growth                   _____ _____  (148) Putnam VT Growth and Income  _____ _____
                                  |                                                  (146) Putnam VT Int'l Growth and
                                  | CREDIT SUISSE WARBURG PINCUS TRUST                       Income                     _____ _____
                                  | (173) Small Company Growth          _____ _____
                                  |                                                  SAFECO RESOURCE SERIES TRUST
                                  | DREYFUS INVESTMENT PORTFOLIOS                    (147) Equity                       _____ _____
                                  | (155) Midcap Stock                  _____ _____  (148) Growth Opportunities         _____ _____
                                  |
                                  | DREYFUS VARIABLE INVESTMENT FUND                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (139) Quality Bond                  _____ _____  (142) Equity Growth                _____ _____
                                  | (140) Small Cap                     _____ _____  (143) High Yield                   _____ _____
                                  |
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        VALIC COMPANY I
                                  | (159) VIP Asset Manager             _____ _____  (132) International Equities       _____ _____
                                  | (158) VIP Contrafund                _____ _____  (133) Mid Cap Index                _____ _____
                                  | (156) VIP Equity-Income             _____ _____  (134) Money Market I               _____ _____
                                  | (157) VIP Growth                    _____ _____  (136) Nasdaq-100 Index             _____ _____
                                  |                                                  (137) Science & Technology         _____ _____
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            (138) Small Cap Index              _____ _____
                                  |  PRODUCTS TRUST                                  (135) Stock Index                  _____ _____
                                  | (174) Franklin U.S. Government      _____ _____
                                  | (175) Mutual Shares Securities      _____ _____  VANGUARD VARIABLE INSURANCE FUND
                                  | (176) Templeton International       _____ _____  (171) High Yield Bond              _____ _____
                                  |       Securities                                 (172) REIT Index                   _____ _____
                                  |
                                  | JANUS ASPEN SERIES                               VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (162) Aggressive Growth             _____ _____  (149) Strategic Stock              _____ _____
                                  | (160) International Growth          _____ _____
                                  | (161) Worldwide Growth              _____ _____  OTHER:_______________________      _____ _____
                                  |
                                  | J.P MORGAN SERIES TRUST II                                                           100%  100%
                                  | (163) J.P Morgan Small Company      _____ _____
                                  |
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (165) MFS Capital Opportunities     _____ _____
                                  | (141) MFS Emerging Growth           _____ _____
                                  | (166) MFS New Discovery             _____ _____
                                  | (164) MFS Research                  _____ _____
                                  |
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AGLCO463 REV 1101                                              PAGE 2 OF 5

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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  | Bank Draft Authorization Form and "Void"  Check)
 billing frequency and/or method  |
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division and transferred to the following Divisions:
be deducted periodically from the |
Money Market I Division and placed| (18) AGL DECLARED FIXED INTEREST                MFS VARIABLE INSURANCE TRUST
  in one or more of the Divisions |      ACCOUNT                         $________  (165) MFS Capital Opportunities        $________
 listed. The AGL Declared Fixed   |                                                 (141) MFS Emerging Growth              $________
Interest Account is not available | AIM VARIABLE INSURANCE FUNDS                    (166) MFS New Discovery                $________
for Dollar Cost Averaging. Please | (130) AIM V.I. International Equity  $________  (164) MFS Research                     $________
refer to the prospectus for more  | (131) AIM V.I. Value                 $________
 information on the Dollar Cost   |                                                 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Averaging Option. Note: Automatic | AMERICAN CENTURY VARIABLE PORTFOLIOS            (167) Mid-Cap Growth                   $________
 Rebalancing is not available if  | (153) VP Value                       $________
the Dollar Cost Averaging Option  |                                                 PIMCO VARIABLE INSURANCE TRUST
          is chosen.              | AYCO SERIES TRUST                               (169) PIMCO Real Return Bond           $________
                                  | (154) Ayco Growth                    $________  (168) PIMCO Short-Term Bond            $________
                                  |                                                 (170) PIMCO Total Return Bond          $________
                                  | CREDIT SUISSE WARBURG PINCUS TRUST
                                  | (173) Small Company Growth           $________  PUTNAM VARIABLE TRUST
                                  |                                                 (144) Putnam VT Diversified Income     $________
                                  | DREYFUS INVESTMENT PORTFOLIOS                   (145) Putnam VT Growth and Income      $________
                                  | (155) Midcap Stock                   $________  (146) Putnam VT Int'l Growth and
                                  |                                                       Income                           $________
                                  | DREYFUS VARIABLE INVESTMENT FUND
                                  | (139) Quality Bond                   $________  SAFECO Resource Series Trust
                                  | (140) Small Cap                      $________  (147) Equity                           $________
                                  |                                                 (148) Growth Opportunities             $________
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                  | (159) VIP Asset Manager              $________  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (158) VIP Contrafund                 $________  (142) Equity Growth                    $________
                                  | (156) VIP Equity-Income              $________  (143) High Yield                       $________
                                  | (157) VIP Growth                     $________
                                  |                                                 VALIC COMPANY I
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE           (132) International Equities           $________
                                  |  PRODUCTS TRUST                                 (133) Mid Cap Index                    $________
                                  | (174) Franklin U.S. Government       $________  (136) Nasdaq-100 Index                 $________
                                  | (175) Mutual Shares Securities       $________  (137) Science & Technology             $________
                                  | (176) Templeton International                   (138) Small Cap Index                  $________
                                  |       Securities                     $________  (135) Stock Index                      $________
                                  |
                                  | JANUS ASPEN SERIES                              VANGUARD VARIABLE INSURANCE FUND
                                  | (162) Aggressive Growth              $________  (171) High Yield Bond                  $________
                                  | (160) International Growth           $________  (172) REIT Index                       $________
                                  | (161) Worldwide Growth               $________
                                  |                                                 VAN KAMPEN LIFE INVESTMENT TRUST
                                  | J.P. MORGAN SERIES TRUST II                     (149) Strategic Stock                  $________
                                  | (163) J.P. Morgan Small Company      $________  OTHER: ____________________________    $________
                                  |
                                  | _____ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION
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AGLC0463 REV 1101                                              PAGE 3 OF 5

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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (Division Name or Number)                        (Division Name or Number)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  Note: Dollar Cost Averaging is  | _______% : ___________________________________     _______%  : ________________________________
  not available if the Automatic  | _______% : ___________________________________     _______%  : ________________________________
   Rebalancing Option is chosen.  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
 applying for or revoking current | Initial the designation you prefer:
     telephone privileges.        | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. | Name of Contingent Insured for whom this correction is submitted:_______________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (Division Name or Number)         (Division Name or Number)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
  move money between divisions.   | Transfer $_______ or _______% from ____________________________ to _____________________________
 The minimum amount for transfers |
 is $500.00. Withdrawals from the | Transfer $_______ or _______% from ____________________________ to _____________________________
   AGL Declared Fixed Interest    |
 Account to a Variable Division   | Transfer $_______ or _______% from ____________________________ to _____________________________
 may only be made within 60 days  |
after a contract anniversary. See | Transfer $_______ or _______% from ____________________________ to _____________________________
 transfer limitations outlined in |
 prospectus. If a transfer causes | Transfer $_______ or _______% from ____________________________ to _____________________________
  the balance in any division to  |
  drop below $500, AGL reserves   | Transfer $_______ or _______% from ____________________________ to _____________________________
      the right to transfer       |
 the remaining balance. Amounts   | Transfer $_______ or _______% from ____________________________ to _____________________________
    to be transferred should be   |
 indicated in dollar a percentage | Transfer $_______ or _______% from ____________________________ to _____________________________
    amounts, maintaining          |
   consistency throughout.        | Transfer $_______ or _______% from ____________________________ to _____________________________
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AGLC0463 REV 1101                                                   PAGE 4 OF 5

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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared
these two options please refer to | Fixed Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender, be sure to   |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section it you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  | IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).
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 [_]  AFFIRMATION/            10. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         (City, State)
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLCO463 REV 1101                                              PAGE 5 OF 5